Note 3 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2020
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	2020	2019
Net Income	$3,245,000	$2,477,000

Weighted average shares outstanding – basic	1,975,836	1,956,612
Effect of dilutive common stock equivalents	36,563	48,826
Adjusted weighted average shares outstanding – diluted	2,012,399	2,005,438

Basic earnings per share	$1.64	$1.27
Diluted earnings per share	$1.61	$1.24